UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2006

NovaMed, Inc.
(Exact Name of Registrant as Specified in Charter)

                           NovaMed, Inc._____________

Delaware	0-26625	36-4116193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 North Michigan Avenue, Suite 1620, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 664-4100

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

On March 16, 2006, NovaMed, Inc. filed a Form 12b-25 with the Securities and Exchange Commission to report that it will not timely file its Annual Report on Form 10-K for the year ended December 31, 2005.

The narrative portions of the Form 12b-25, a copy of which is filed as Exhibit 99.1 to this report, are incorporated herein by reference.

The information in this item shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Title
99.1	Narrative Portions of Form 12b-25 filed by NovaMed, Inc. on March 16, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaMed, Inc.

Date: March 16, 2006	By:	/s/ Scott T. Macomber
Scott T. Macomber, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Narrative Portions of Form 12b-25 filed by NovaMed, Inc. on March 16, 2006